UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2009

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BOXWOODS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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Delaware	333-132107	58-2667713
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

850 Third Avenue, Suite 1801

New York, NY 10022

(Address of Principal Executive Offices, Zip Code)

(646) 218-1400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Missing Graphic Reference]

Item 1.01

Entry into a Material Definitive Agreement

On March 26, 2009, Harborview Master Fund, L.P. (“Harborview”), Boxwoods, Inc., a Delaware corporation (the “Company”), and Duke Mining Acquisition LLC a Texas Limited Liability Company (“Duke Acquisition”), the sole owner of 100% of the issued and outstanding capital stock of its wholly owned subsidiary Duke Mining Company, Inc., a Texas C corporation (“Duke Mining), by and among themselves, entered a Share Exchange Agreement (the “Agreement”) . The Company was a shell company as that term is defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Pursuant to the Agreement, Harborview transferred to Duke Acquisition an aggregate of 4,400,000 shares of Common Stock of the Company, in exchange for 1,000,000 Duke Mining Shares, which represented all of the issued and outstanding capital stock of Duke Mining. Harborview then transferred 1,000,000 shares of Duke Mining to the Company.

Pursuant to the Agreement, Duke Mining became a wholly-owned subsidiary of the Company. A copy of the Agreement is included as Exhibit 2.1 to this Current Report and is hereby incorporated by reference. All references to the Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits

Subsequent to the closing of the Agreement, Boxwoods, Inc. executed an Original Issue Discount Convertible Note (Convertible Note”) for the original note amount of $168,000 payable to Harborview Master Fund, L.P. The Convertible Note is made up of principal sum of $70,000 plus pre-computed and prepaid interest.  Subject to other provisions of the Convertible Note, the aggregate principal balance plus any accrued but unpaid interest shall become due and payable on March 26, 2010.

Item 2.01

Completion of Acquisition of Assets

As described in Item 1.01 above, on March 26, 2009, we acquired Duke Mining, a Texas C corporation, in accordance with the Agreement.

On the Closing Date, pursuant to the terms of the Agreement, we acquired all of the outstanding capital stock and ownership interests of Duke Mining. In exchange, Duke Acquisition received 4,400,000 shares of our common stock, or approximately 43% of our issued and outstanding common stock. On the Closing Date, Duke Mining became our wholly owned subsidiary.

DESCRIPTION OF BOXWOODS, INC. BUSINESS

Corporate History

The Company was incorporated as a limited liability company under the name of Somebox, Inc. (“Somebox”) on April 28, 2003 in the State of Delaware and was converted into a C corporation on April 12, 2005. The Company’s principal business was providing Web-hosting packages and development services that combined customized design, open source software and Web-based management tools. The Company offered a broad range of products and services, including shared and dedicated hosting services, e-commerce, application hosting, Web site development, marketing and optimization tools.

On September 29, 2006, Jeremy Seitz, the principal stockholder of the Company, and 39 other stockholders, as sellers (each, a “Seller” and collectively, the ( “Sellers”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Harborview Master Fund LP (“Harborview”) and Diverse Trading Ltd. (“Diverse”), as purchasers (each, a “Purchaser” and collectively, the “Purchasers”). The Company was also a party to the Stock Purchase Agreement, but received no consideration and undertook no obligations in connection therewith.

Pursuant to the terms of the Stock Purchase Agreement, on September 29, 2006 (the “Closing”), the Sellers sold an aggregate of 9,999,000 shares of the Company’s common stock (the “Shares”), representing 99% of the outstanding shares, to the Purchasers for an aggregate purchase price of $685,000, all of which has been paid. Simultaneous with the Closing, Jeremy Seitz and Valentina Nakic resigned as officers and directors of the Company.

The Board of Directors authorized the Company to discontinue its business operations as conducted prior to the closing of the transactions which were the subject of the Stock Purchase Agreement and to transfer such operations and the assets relating thereto to Jeremy Seitz, former officer, director and stockholder of the Company, in consideration of Mr. Seitz’s assuming all of the liabilities relating to such operations and assets. The transfer to Mr. Seitz and his assumption of the liabilities were effected on October 27, 2006.

On October 4, 2006, with authorization of the Board of Directors and of the Purchasers, representing 99% of the outstanding shares of the Company’s common stock, an amendment to the Company’s certificate of incorporation was filed in the office of the Secretary of State of Delaware, changing the Company’s name to Boxwoods, Inc.

As of September 29, 2006, the Company ceased having any employees. Its directors and officers have since provided unpaid services on a part-time basis as needed to the Company.

The Company acquired 100% of the issued and outstanding shares of Duke Mining via transfer from Harborview on March 26, 2009. Subsequently Duke Mining Company, Inc. was established as a wholly owned subsidiary of the Company.

DESCRIPTION OF DUKE MINING’S BUSINESS ACQUIRED

Background

Duke Mining Company, Inc. was formed on February 20, 2009 as a Texas C corporation for the purpose of acquiring certain mining claims from Premere Resources Corporation (Premere), a Wyoming corporation.

On March 16, 2009, Duke Mining Company, Inc. (“Duke Mining”), a Texas corporation, entered into an Asset Purchase Agreement with Premere. Premere agreed to sell, transfer, assign to Duke Mining 100% of its right, title, and interest in and to the mining leases, claims and rights set forth below (“Acquired Assets”) , save and except a 6% of 8/8ths net smelter royalty interest previously assigned to Ridgepointe Mining Company.

It is the intention of the Company, via the assets owned by Duke Mining, a wholly owned subsidiary of the Company, to commence mining operations on the claim as soon as feasible. In order to start this process, the Company will need to raise approximately $1 million in additional capital, or debt.

As a result of the share transfer, the Company became party to several agreements previously executed by Duke Mining.

The Acquired Assets consist mainly of a 640 acre claim, located in San Juan County, Utah on Utah Trust Land Administrations (UTLA), more fully described as Mineral Claim # 50719, Legal description as T29SR22E SL. Sec36. The claim is accessible via a paved interstate highway and graded dirt roads  Duke Mining can begin developing the claim via a small miner’s exemption permit which allows surface disturbance up to 5 acres. Any expansion of mining activities beyond the exempted five acres will require a permitting process with the state of Utah. Duke Mining believes that the claim contains microscopic gold, platinum, rhodium, and palladium within red clay. In February, 2009, Duke Mining had a Sampling Assay performed by C&W Lab, (the”Assay”). Fifty pound samples were taken at depths to three feet and yielded total salable Metal Value per Ton of $391.17.

Detailed results of the Assay are shown below.

		No.	Ounce per	Price per	Salable
Metal		Line (1)	Ton	Ounce (2)	Metal per ton
Palladium	Pd	2.47	0.054889	$200.00	$10.98
Platinum	Pt	6.41	0.142444	$1,040.00	$148.14
Rhodium	Rh	5.63	0.125111	$1,050.00	$131.37
Gold	Au	4.70	0.104444	$964.00	$100.68
Total Salable Metal Value per Ton					$391.17

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(1)

No 1 line represents the results from the first screening

(2)

Price per ounce was determined in early March, 2009

Each acre consists of approximately 29,040 tons at a depth of 18 ft.

The Assay is not intended to be representative of a full reserve analysis as defined by SEC Industry Guide 7, therefore actual results of future mining activity on the claim may not produce the value per ton shown by the Assay.

Prior mining activity occurred on this claim during the late 1990’s and early 2000’s. Metals were recovered in salable quantities at that time. However, the technology at that time was not sufficient to extract metal on an economical basis, based on then current prices.

Current technology allows air driven Attrition Mills to extract gold and other precious metals. Currently the Mills can process six tons of material per hour. With the increased prices for gold and other metals, this process makes the extraction more economical.

The net smelter royalty shall be determined and paid monthly by deducting (1) the direct operating expenses (excluding any administrative overhead allocations or charges) associated with mining, processing and refining any and all precious metals, base minerals or other materials sold as a result of mining activity on the Acquired Assets and (2) any royalty interests paid on behalf of the Buyer to any State or Federal agency whether now imposed or imposed in the future from any proceeds received from the sale, exchange or assignment of the any and all precious metals, base minerals, or other materials extracted from the Acquired assets. The net smelter royalty shall be paid one month in arrears. Any net smelter royalty unpaid for a period of sixty days or more shall constitute a lien position against the entire claim area.

Duke Mining agreed to purchase the Acquired Assets for the following consideration:

a.

Restricted common stock of the Company in the amount of 50 shares or 5% of the total outstanding stock. Shares to be transferred from the shares held by Duke Acquisition.

b.

As provided in the Agreement, the reservation of a Six percent (6%) net smelter royalty to Ridgepointe Mining Company

c.

Duke Mining agreed to post sufficient bonds with the State of Utah to allow the release and return of the current bond posted by Premere in the amount of $10,000.

d.

Within eighteen (18) months from the closing, Duke Mining agreed to (1) Spend a minimum of $500,000 in new capital to develop the mine or (2) construct a processing and mining facility sufficient to process a minimum of 100 tons of placer material per day for the recovery of gold. In the event that Duke Mining is unable to develop a 100 ton per day processing facility or in the alternative does not spend the minimum amount of capital outlined in (1) above, within 30 days after the expiration of the 18th month after closing, Duke Mining agrees to reclaim the disturbed areas on the mining claims in accordance with state of Utah requirements and re-assign the mining claims to Premere. Duke Mining further agrees that it will maintain the claims in full force and effect during the 18 months after closing such that, in the event of re-assignment to Premere, Premere shall receive valid and enforceable mining claims.

e.

Seven hundred fifty thousand ($750,000) dollars payable as follows, as evidenced by a Promissory Note executed on March 16, 2009 (the”Note”) included as Exhibit 10.2

1.

Twenty thousand ($20,000) dollars, paid on or before March 16, 2009

2.

Thirty thousand ($30,00) paid on or before April 15, 2009

3.

Fifty thousand ($50,000) paid on or before May 14, 2009

4.

One hundred ($100,000) paid on or before June 15, 2009

5.

The balance of $550,000 to be evidenced by a convertible notes payable in installments of one hundred thousand ($100,000) paid on or before the 15th of each subsequent month beginning October 15, 2009 until paid in full.

The terms of the note are as follows:

a.

Duke Mining promises to pay Premere Seven Hundred Fifty Thousand Dollars ($750,000) payable as noted above.

b.

In addition to the principal payments, interest shall be computed at 7.5% per annum.

c.

The note matures on May 16, 2010, at which time the outstanding principal amount of the loan, and all accrued and unpaid interest thereon, shall be due and payable.

d.

Upon the occurrence of any Event of Default, the principal amount of the loan, together with all accrued interest thereon and all amounts due and payable hereunder shall immediately become due and payable, on demand.

e.

Premere shall hold in trust an executed Quit Claim Deed conveying title from Duke Mining to Premere to be filed only upon occurrence of an event of default and subsequent failure to cure the next business day following payment due date.

Employees

The Company currently employs 1 employee and is expected to add 20 additional employees by year end.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this current report that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business

WE DEPEND ON OUR KEY MANAGEMENT PERSONNEL AND THE LOSS OF THEIR SERVICES COULD ADVERSELY AFFECT OUR BUSINESS.

We place substantial reliance upon the efforts and abilities of our executive officers. The loss of the services of any of our executive officers could have a material adverse effect on our business, operations, revenues or prospects. We do not currently have employment agreements with some of our officers. We do not maintain key man life insurance on the lives of these individuals.

WE CURRENTLY HAVE NO MINERAL RESERVES AND CONSEQUENTLY NO INCOME, THEREFORE WE WILL REQUIRE ADDITIONAL FUNDS TO IMPLEMENT OUR CURRENT BUSINESS STRATEGY AND OUR INABILITY TO OBTAIN ADDITIONAL FINANCING COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR ABILITY TO MAINTAIN BUSINESS OPERATIONS.

We will need to raise additional funds through public or private debt or sale of equity to implement our current business strategy of exploration on the property located in Utah. We are a small operation and accordingly we must limit our exploration. If we have to limit our exploration because of a lack of financing, we may not find sufficient gold even though our property may contain Gold. Financing may not be available when needed. Even if this financing is available, it may be on terms that we deem unacceptable or are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms.. Our inability to obtain financing would have a material adverse effect on our ability to implement our exploration strategy, and as a result, could require us to diminish or suspend our exploration strategy and possibly cease our operations.

If we are unable to obtain financing on reasonable terms, we could be forced to delay exploration programs. In addition, such inability to obtain financing on reasonable terms could have a material adverse effect on our business, operating results, or financial condition to such extent that we are forced to restructure, file for bankruptcy, sell assets or cease operations, any of which could put your investment dollars at significant risk.

WE MAY INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH U.S. CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We may incur significant costs associated with our public company reporting requirements, costs associated with applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

WE MAY NEVER ISSUE DIVIDENDS.

We did not declare any dividends for the year ended November 30, 2008 and have not declared any dividends to date in 2009. Our board of directors does not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

FUTURE ACQUISITIONS MAY HAVE AN ADVERSE EFFECT ON OUR ABILITY TO MANAGE OUR BUSINESS.

If we are presented with appropriate opportunities, we may acquire mining properties. Future acquisitions would expose us to potential risks, including risks associated with the assimilation of new equipment and personnel, unforeseen or hidden liabilities, the diversion of management attention and resources from our existing property and the inability to generate sufficient revenues to offset the costs and expenses of acquisitions. Any difficulties encountered in the acquisition and integration process may have an adverse effect on our ability to manage our business.

Risks Related to Our Industry

WE CANNOT GUARANTEE WE WILL FIND GOLD. IF WE FIND GOLD RESERVES, THERE CAN BE NO GUARANTEE THAT PRODUCTION WILL BE PROFITABLE.

Even if we find that there is gold on our property, we cannot guarantee that we will be able to develop and market the gold. Even if we produce gold, we cannot guarantee that such production will be profitable.

THE PRODUCTION OF MINERALS IN UTAH REQUIRES THE APPROVAL OF APPLICABLE GOVERNMENTAL AGENCIES. IF WE ARE UNABLE TO OBTAIN SUCH APPROVAL, WE WILL NOT BE ABLE EXECUTE OUR BUSINESS PLAN AND WE WILL CEASE OPERATIONS.

The production of minerals requires the approval of certain government agencies. There is no guarantee that we will obtain this approval. The costs and delay of obtaining such approval cannot be known in advance, but could potentially have a material effect on our business operations. Accordingly, we may not become profitable even if we do locate minerals on our property due to the potential withholding of such production approval.

OUR REVENUES ARE DEPENDENT ON THE MARKET PRICE OF MINERALS. IF THE CURRENT MARKET PRICE OF MINERALS IS NOT FAVORABLE, WE WILL NOT BE PROFITABLE.

The prices of minerals are subject to market fluctuations. Even if we are able to locate and produce gold or other minerals from our properties, our revenues could be materially affected by the current market price of such minerals.

Risks Associated with our Securities

WE MAY BE SUBJECT TO THE PENNY STOCK RULES WHICH WILL MAKE THE SHARES OF OUR COMMON STOCK MORE DIFFICULT TO SELL.

We may be subject now and in the future to the SEC’s “penny stock” rules if our shares of common stock sell below $5.00 per share. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer's confirmation.

In addition, the penny stock rules require that prior to a transaction; the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for shares of our common stock. As long as our shares of common stock are subject to the penny stock rules, the holders of such shares of common stock may find it more difficult to sell their securities.

OUR SHARES OF COMMON STOCK ARE VERY THINLY TRADED, AND THE PRICE MAY NOT REFLECT OUR VALUE AND THERE CAN BE NO ASSURANCE THAT THERE WILL BE AN ACTIVE MARKET FOR OUR SHARES OF COMMON STOCK EITHER NOW OR IN THE FUTURE.

Our shares of common stock are very thinly traded, and the price if traded may not reflect our value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. The market liquidity will be dependent on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. If a more active market should develop, the price may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in the securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Forward-Looking Statements

The following discussion may contain certain forward-looking statements. Such statements are not covered by the safe harbor provisions. These statements include the plans and objectives of management for future growth of the Company, including plans and objectives related to the consummation of acquisitions and future private and public issuances of the Company's equity and debt securities. The forward-looking statements included herein are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

The words “we,” “us” and “our” refer to the Company. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” or similar expressions are intended to identify “forward-looking statements.” Actual results could differ materially from those projected in the forward looking statements as a result of a number of risks and uncertainties, including but not limited to: (a) limited amount of resources devoted to achieving our business plan; (b) our failure to implement our business plan within the time period we originally planned to accomplish; (c) our strategies for dealing with negative cash flow; and (d) other risks that are discussed in this report or included in our previous filings with the Securities and Exchange Commission.

COMPANY OVERVIEW

On March 16, 2009, Duke Mining Company, Inc. (“Duke Mining”), a Texas corporation, entered into an Asset Purchase Agreement with Premere Resources Corporation (“Premere”), a Wyoming corporation. Premere agreed to sell, transfer, assign to Duke Mining 100% of its right, title, and interest in and to the mining leases, claims and rights set forth below (“Acquired Assets”) , save and except a 6% of 8/8ths net smelter royalty interest previously assigned to Ridgepointe Mining Company.

The Acquired Assets consist mainly of a 640 acre claim, located in San Juan County, Utah on Utah Trust Land Administrations (UTLA), more fully described as Mineral Claim # 50719, Legal description as T29SR22E SL. Sec36. The claim is accessible via a paved interstate highway and graded dirt roads  Duke Mining can begin developing the claim via a small miner’s exemption permit which allows surface disturbance up to 5 acres. Any expansion of mining activities beyond the exempted five acres will require a permitting process with the state of

Utah. Duke Mining believes that the claim contains microscopic gold, platinum, rhodium, and palladium within red clay. In February, 2009, Duke Mining had a Sampling Assay performed by C&W Lab, (the”Assay”). Fifty pound samples were taken at depths to three feet and yielded total salable Metal Value per Ton of $391.17.

PLAN OF OPERATIONS

It is the intention of the Company, via the assets owned by Duke Mining, a wholly owned subsidiary of the Company, to commence mining operations on the claim as soon as feasible. In order to start this process, the Company will need to raise approximately $1 million in additional capital, or debt.

RESULTS OF OPERATIONS

Due to the fact that the Company was a Shell Company prior to the Agreement and Duke Mining has had no operations to date, no results of operations have been reported.

LIQUIDITY AND CAPITAL RESOURCES

As of March 26, 2009 we have approximately $1,500 in cash.

Management and Directors

Subsequent to the Agreement, the Management and Directors of Boxwood are as follows:

Name	Age	Position
Darren Miles (1)	50	President and Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Director
Richard Rosenblum(2)	49	Director
Benjamin Mayer(3)	35	Chairman of the Board of Directors

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(1)

Darren Miles has been Chief Executive Officer and Director of the Company since March 26, 2009. Additionally, Mr. Miles has been Chief Executive Officer of Duke Mining Company, Inc. since its inception on February 20, 2009. Mr. Miles has over 25 years of experience in corporate finance, mergers and acquisitions and investment banking. Prior to joining Duke Mr. Miles was active in the alternative energy business, consulted for GVC Financial Services, LLC, a boutique investment banking firm that specialized in recapitalizations, acquisitions, sales, and capital market funds sourcing. Mr. Miles also served as Director for Lewis Hollingsworth LP, a private equity fund where he directed turn-around efforts for portfolio companies while focusing on deal origination, structure, and negotiations. From September 2001 to August 2002 Mr. Miles also served as CEO of Fresh America Corporation (a publicly traded company). Mr. Miles also spent approximately 15 years as Chief Financial Officer of a large privately held wholesale fertilizer distributor. He holds his B.S. in accounting from Murray State University.

(2)

Richard Rosenblum has been a Director of the Company since September 28, 2006 Richard Rosenblum is a principal of the general partner of Harborview and has voting control and investment discretion over the shares held by Harborview. Additionally, Mr. Rosenblum is an officer and director of Mill Basin Technologies, Ltd. and Marine Park Holdings, Inc., and a director of Amedia Networks, Inc. Mr. Rosenblum has been a principal of Harborview Advisors, LLC since its inception in 2004. He previously was a Managing Director of Investment Banking at vFinance, Inc., a middle market investment banking and brokerage organization. Mr. Rosenblum has been an active force in the small and mid-cap markets for more than 16 years, providing advice, expertise, and access to critical growth for emerging companies, raising more than $300 million. Mr. Rosenblum graduated from the State University of New York at Buffalo in 1981, summa cum laude, with a degree in Finance and Accounting.

(3)

Benjamin Mayer has been the Portfolio Manager for Harborview Capital Management since inception, November 2004. Mr. Mayer has been a managing member and principal to various consulting firms and has been an early stage and savvy investor. He has successfully advised public and private companies for the last 10 years, and has solidified capital requirements over $100 million, for small early stage and emerging growth companies. Mr. Mayer is a member of the board of directors for various private companies and charities, including the school his children attend.

Directors hold office until the next annual meeting of the shareholders of the Company or until their successors have been elected and qualified. Officers are elected annually and serve at the pleasure of the Board of Directors.

Executive Compensation

No officer or director of the Company has received, or was entitled to receive, compensation from the Company during the fiscal year ended November 30, 2008.

The Company has no compensatory plans or arrangements whereby any executive officer would receive payments from the Company or a third party upon his resignation, retirement or termination of employment, or from a change in control of the Company or a change in the officer’s responsibilities following a change in control.

PRINCIPAL STOCKHOLDERS

The following table sets forth each person known by the Company to be the beneficial owner of five percent or more of the Company’s Common Stock prior to the closing of the Share Exchange Agreement.  Except as noted, each person has sole voting and investment power with respect to the shares shown:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Harborview Master Fund, L.P. (1)	9,399,500	93.070%
Harbor House
Waterfront Drive
Road Town, Tortola
British Virgin Islands

Diverse Trading Ltd (2).	599,500	5.940%
Harbor House
Waterfront Drive
Road Town, Tortola
British Virgin Islands

(1)

Richard Rosenblum and David Stefansky are principals of the general partner of Harborview and have voting control and investment discretion over the shares held by Harborview. Mr. Rosenblum was President, Chief Executive Officer and Chief Financial Officer and a director of the Company. Mr. Stefansky was Secretary and a director of the Company. Both Mr. Rosenblum and Mr. Stefansky disclaim beneficial ownership of the shares of the Company held by Harborview.

(2)

Joseph Franck is principal of the investment manager of the parent entity of Diverse and has voting control and investment discretion over the shares held by Diverse. Mr. Franck disclaims beneficial ownership of the shares of the Company held by Diverse.

The Company was assigned the new symbol “BXWD” by the NASDAQ Stock Market, effective October 20, 2006. The Company’s common stock has never traded. As of March 20, 2009, the Company has approximately 41 shareholders of record of the Company’s common stock.

The following table sets forth, as of March 26, 2009, each person known by the Company to be the beneficial owner of five percent or more of the Company’s Common Stock, all directors individually and all directors and officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Harborview Master Fund, L.P. (1)	4,999,500 (4)	49.505%
Harbor House
Waterfront Drive
Road Town, Tortola
British Virgin Islands

Duke Mining Acquisition, LLC (2) 3001 Knox Street, Suite 403 Dallas, TX 75205	4,400,000 (5)	43.565%

Diverse Trading Ltd (3). Harbor House	599,500	5.940%
Waterfront Drive
Road Town, Tortola

All Officers and Directors as a group (3 persons)	9,399,500	93.06%

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(1)

Richard Rosenblum and David Stefansky are principals of the general partner of Harborview and have voting control and investment discretion over the shares held by Harborview. Mr. Rosenblum is a director of the Company. Mr. Stefansky was a director of the Company. Both Mr. Rosenblum and Mr. Stefansky disclaim beneficial ownership of the shares of the Company held by Harborview.

(2)

Darren Miles is President and CEO of Duke Mining Acquisition LLC and President, CEO, CFO, Principal Accounting Officer, Treasurer and Director of the Company.  Mr., Miles has voting control and investment discretion over the shares held by Duke Acquisition. Mr. Miles disclaims beneficial ownership of the shares of the Company held by Duke Acquisition.

(3)

Joseph Franck is principal of the investment manager of the parent entity of Diverse and has voting control and investment discretion over the shares held by Diverse. Mr. Franck disclaims beneficial ownership of the shares of the Company held by Diverse.

(4)

Subsequent to the transfer of 4,400,000 shares to Duke Acquisition.

(5)

Shares transferred from Harborview.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the Board of Directors for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

As more fully described in Item 1.01, the Company executed a Convertible Note payable o Harborview on March 26, 2009. This represents a related party transaction.

DESCRIPTION OF SECURITIES

The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, $0.0001 par value of which 10,100,000 shares are issued and outstanding. The Company did not issue any additional shares of Common Stock as a result of the Agreement. In addition, the Company has authorized 1,000,000 shares of preferred stock, $0.0001 par value of which no shares have been issued.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company was assigned the new symbol “BXWD” by the NASDAQ Stock Market, effective October 20, 2006. The Company’s common stock has never traded.

As of November 30, 2008, the Company had approximately 40 shareholders of record of Company’s common stock. No dividends have been declared on the stock in the last two fiscal years and the Board of Directors does not presently intend to pay dividends in the near future.

LEGAL PROCEEDINGS

We are not involved in any lawsuit outside the ordinary course of business, the disposition of which would have a material effect upon either our results of operations, financial position, or cash flows.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)

Dismissal of independent registered public accounting firm

In March 2009, the Board of Directors of Boxwoods, Inc. (the “Company”) determined, in connection with its responsibility to select and retain the Company’s independent auditors that it recommended a change with regard to the Company’s audit engagement for fiscal year 2009. The Board of Directors decided to engage a local independent public accounting firm for the Company in light of a change in the Company’s corporate headquarters to Dallas, Texas. The Board has also considered the benefits and detriments of changing independent auditors. The Board of Directors approved the dismissal of Li & Company, PC of Skillman, New Jersey (“Li & Company”), as the Company’s independent registered public accounting firm. Li & Company have audited the Company’s financial statements for the years ended November 30, 2008, 2007 and 2006 and they have reviewed the consolidated financial statements for the interim periods therein.

The audit reports of Li & Company on the Company’s financial statements as of and for the years ended November 30, 2008 and 2007, contained no adverse opinion or disclaimer of opinion but was modified to include an explanatory paragraph related to uncertainties about the Company’s ability to continue as a going concern.

In connection with Li & Company’s audits for the years ended November 30, 2008, and November 30, 2007, and the subsequent period through the March 26, 2009 hereof, there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Li & Company, would have caused Li & Company to make reference to the subject matter of such disagreements in connection with its opinions.

In connection with Li & Company’s audits for the years ended November 30, 2008, and November 30, 2007, there were no events required to be reported.

(b)

New independent registered public accounting firm

Effective March 26, 2009, the Board of Directors recommended the selection of Montgomery Coscia Greilich LLP of Dallas, Texas, as the Company’s independent registered public accounting firm for the year ending September 30, 2009.

During the Company’s two most recent financial years and the period through the Auditor Change Date, neither the Company nor anyone on its behalf has consulted with, Montgomery Coscia Greilich LLP regarding any accounting or auditing issues.

Item 5.01

Changes in Control of Registrant.

As explained more fully in Item 2.01, in connection with the Agreement, on March 26, 2009, Harborview transferred 4,400,000 shares of our Common Stock to the Duke Acquisition, their affiliates or assigns in exchange for the transfer of 100% of the outstanding shares of Duke Mining by Duke Acquisition. As such, immediately following the Exchange, the Duke Acquisition held approximately 43% of the total combined voting power of all classes of our outstanding stock entitled to vote.

In connection with the Closing of the Agreement, and as explained more fully in Item 2.01 above under the section titled “Management” and in Item 5.02 of this Current Report dated March 26, 2009, Richard Rosenblum, our former President, Chief Executive Officer and Chief Financial Officer and David Stefansky our Secretary resigned from these positions.

Further, effective March 26, 2009, Darren Miles was appointed as a member of our board of directors. Finally, effective March 26, 2009, our Directors appointed the following officers:

Name	Age	Position
Darren Miles	50	President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  Resignation of Directors

Effective March 26, 2009, David Stefansky resigned as a Director. Mr Stefansky’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

(b)  Resignation of Officers

Effective March 26, 2009, Richard Rosenblum resigned as our President, Chief Executive Officer and Chief Financial Officer.

Effective March 26, 2009 David Stefansky resigned as our Secretary.

(c)  Appointment of Directors

Effective March 26, 2009, the following persons were appointed as members of the Board of Directors:

Name	Age	Position
Darren Miles	50	Director
Benjamin Mayer	35	Chairman of the Board of Directors

Please see also Section 5.02(d) of this current report, whose information is herein incorporated by reference.

(d)  Appointment of Officers

Effective March 26, 2009, the directors appointed the following persons as our executive officers, with the respective titles as set forth opposite his or her name below:

Name	Age	Position
Darren Miles	50	President, Chief Executive Officer,Chief Financial Officer, Principal Accounting Officer, Treasurer, Secretary

The business background descriptions of the newly appointed officers and directors are as follows:

Darren Miles has been Chief Executive Officer and Director of the Company since March 26, 2009. Additionally, Mr. Miles has been Chief Executive Officer of Duke Mining Company, Inc. since its inception on February 20, 2009. Mr. Miles has over 25 years of experience in corporate finance, mergers and acquisitions and investment banking. Prior to joining Duke Mr. Miles was active in the alternative energy business, consulted for GVC Financial Services, LLC, a boutique investment banking firm that specialized in recapitalizations, acquisitions, sales, and capital market funds sourcing. Mr. Miles also served as Director for Lewis Hollingsworth LP, a private equity fund where he directed turn-around efforts for portfolio companies while focusing on deal origination, structure, and negotiations. From September 2001 to August 2002, Mr. Miles also served as CEO of Fresh America Corporation (a publicly traded company). Mr. Miles also spent approximately 15 years as Chief Financial Officer of a large privately held wholesale fertilizer distributor. He holds his B.S. in accounting from Murray State University.

Benjamin Mayer has been the Portfolio Manager for Harborview Capital Management since inception, November 2004. Mr. Mayer has been a managing member and principal to various consulting firms and has been an early stage and savvy investor. He has successfully advised public and private companies for the last 10 years, and has solidified capital requirements over $100 million, for small early stage and emerging growth companies. Mr. Mayer is a member of the board of directors for various private companies and charities, including the school his children attend.

Employment Agreements/ Terms of Office

None

Family Relationships

None

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company amended the Company’s bylaws to change the Company’s fiscal year end from November 30 to September 30.

Item 5.06

Change in Shell Company Status

As explained more fully in Item 2.01 above, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Closing of the Agreement. As a result of the Agreement, Duke Mining became our wholly owned subsidiary and became our main operational business. Consequently, we believe that the Exchange has caused us to cease to be a shell company. For information about the Exchange, please see the information set forth above under Item 2.01 of this Current Report on Form 8-K which information is incorporated herein by reference.

(c)  Exhibits

Exhibit
Number	Description
2.1	Share Exchange Agreement by and among Harborview, Boxwoods, Inc. and Duke Acquisition.
10.1	Convertible Promissory Note from Boxwoods, Inc. to Duke Acquisition.
10.2	$750,000 Promissory Note from Duke Mining Company, Inc. to Premere Resources Corporation
10.3	Asset Purchase Agreement between Duke Mining Company, Inc. and Premere Resources Corporation
10.4	Assignment of Claim
10.5	Mineral Lease Agreement
16.1	Li & Company Auditor Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

DATED: MARCH 26, 2009	BOXWOODS, INC.

/s/ DARREN MILES
Darren Miles
President